Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Dated as of September 3, 2013

among

JARDEN CORPORATION,

as the US Borrower,

JARDEN LUX HOLDINGS S.à r.l., JARDEN LUX S.à r.l. and JARDEN LUX FINCO S.à r.l.,

collectively, as the Luxembourg Borrower,

and

BARCLAYS BANK PLC,

as Administrative Agent and Collateral Agent

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of September 3, 2013 (this “Amendment”), among JARDEN CORPORATION, a Delaware corporation (the “US Borrower”), JARDEN LUX HOLDINGS S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.067, having a share capital of EUR 35,000, JARDEN LUX S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.079, having a share capital of EUR 17,500 and JARDEN LUX FINCO S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.080, having a share capital of EUR 12,500 (collectively, the “Luxembourg Borrower” and, together with the US Borrower, the “Borrowers”), BARCLAYS BANK PLC, as administrative agent and collateral agent for the Lenders and the L/C Issuers (in such capacities, together with any successor in such capacities, the “Administrative Agent”) and each Lender party hereto, amends certain provisions of the CREDIT AGREEMENT, dated as of March 31, 2011 (as amended by Amendment No. 1 to Credit Agreement dated as of February 24, 2012, Amendment No. 2 to Credit Agreement dated as of March 22, 2013 and as further amended, supplemented, restated and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrowers, the Lenders and the L/C Issuers party thereto from time to time and the Administrative Agent.

Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, pursuant to Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the Administrative Agent is permitted to, with the consent of the Borrowers, amend, modify or supplement the Credit Agreement to cure any errors (including, but not limited to, typographical errors, incorrect cross-references or incorrectly-named defined terms), defect, ambiguity, inconsistency or any other error or omission of a technical nature without any further action or consent of any other Lender; and

WHEREAS, pursuant to Section 10.01(a) (Amendments, Etc.) of the Credit Agreement, the Borrowers, each Guarantor party to the Guarantor Consent (as defined below), and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement, in each case, as more fully described herein (the Credit Agreement as amended hereby, the “Amended Credit Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment to the Credit Agreement. As of the Third Amendment Effective Date, and subject to the satisfaction of the conditions set forth in Section 2 (Conditions to Effectiveness) hereof, the defined term “Permitted Senior Notes” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the word “no” immediately after the “(A)” in clause (iv) of the proviso therein and reinserting the word “no” immediately before the “(A)” in clause (iv) of the proviso therein.

Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Third Amendment Effective Date”) on which the Administrative Agent shall have received (i) this Amendment, duly executed by the Borrowers and the Administrative Agent and (ii) the Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached hereto as Exhibit A (the “Guarantor Consent”), duly executed by each of the Guarantors.

Section 3. Reference to and Effect on the Loan Documents.

(a) As of the Third Amendment Effective Date, each reference in the Credit Agreement and the other Loan Documents to the “Credit Agreement”, “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or of any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d) The Borrowers hereby confirm that the security interests and Liens granted by the Borrowers pursuant to the Loan Documents continue to secure the Obligations and that such security interests and Liens remain in full force and effect.

(e) The Borrowers and the other parties hereto acknowledge and agree that, on and after the Third Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 4. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 5. Submission to Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, each Person party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

Section 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 7. Severability. The fact that any term or provision of this Amendment (or of the Credit Agreement to the extent modified pursuant to this Amendment) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile, PDF or other electronic copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

Section 9. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

US BORROWER:

JARDEN CORPORATION, a Delaware corporation

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President, General Counsel and Secretary

LUXEMBOURG BORROWER:

JARDEN LUX HOLDINGS S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Authorized Signatory

JARDEN LUX S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Category A Manager

JARDEN LUX FINCO S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Category A Manager

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director